BRIDGEWAY FUNDS, INC.
Omni Tax-Managed Small-Cap Value Fund (BOTSX)

Supplement dated August 26, 2022
to the Prospectus and Statement of Additional Information dated October 31, 2021

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (“Bridgeway Funds”) held on August 25, 2022 (the “Meeting”), the Board unanimously approved an Agreement and Plan of Reorganization (the “Plan”), providing for the reorganization of the Omni Tax-Managed Small-Cap Value Fund that would consist of: (i) the transfer of all of the property, assets, and goodwill of the Omni Tax-Managed Small-Cap Value Fund for shares of the EA Bridgeway Omni Small-Cap Value ETF (the “Omni Small-Cap Value ETF”), a newly-organized series of the EA Series Trust, and (ii) the distribution of the Omni Small-Cap Value ETF shares to Omni Tax-Managed Small-Cap Value Fund shareholders in complete liquidation of the Omni Tax-Managed Small-Cap Value Fund (when completed, the “Reorganization”). The Board determined that the Plan and Reorganization would be in the best interests of the Omni Tax-Managed Small-Cap Value Fund and its shareholders. The effect of the Plan and Reorganization will be that the Omni Tax-Managed Small-Cap Value Fund’s shareholders would become shareholders of the Omni Small-Cap Value ETF. The Omni Small-Cap Value ETF will be managed in a substantially similar manner as the Omni Tax-Managed Small-Cap Value Fund, and the Omni Small-Cap Value ETF’s investment objective, principal investment strategies, and portfolio management team will be the same as that of the Omni Tax-Managed Small-Cap Value Fund.

The Plan will require the approval of the shareholders of the Omni Tax-Managed Small-Cap Value Fund. A special meeting of the shareholders of the Omni Tax-Managed Small-Cap Value Fund is being called for that purpose. Shareholders of the Omni Tax-Managed Small-Cap Value Fund will receive proxy solicitation materials providing them with information about the Omni Small-Cap Value ETF, the Plan, the Reorganization, and potential benefits to Omni Tax-Managed Small-Cap Value Fund shareholders.  If approved by shareholders of the Omni Tax-Managed Small-Cap Value Fund, the Reorganization is expected to take effect during the first quarter of 2023 (or such other time as permitted by the Plan). It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain except as indicated in the next sentence.  If the Reorganization is approved by Omni Tax-Managed Small-Cap Value Fund shareholders, any fractional shares held by shareholders will be redeemed, and the Omni Tax-Managed Small-Cap Value Fund will distribute the redemption proceeds to those shareholders, which may be a taxable event, and such shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.  Share purchases of the Omni Tax-Managed Small-Cap Value Fund may no longer be permitted approximately one week prior to the Reorganization. Investors should check the Bridgeway Funds’ website (bridgewayfunds.com) for further information.

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